UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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Trinity Place Holdings Inc.
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Your Vote Counts! TRINITY PLACE HOLDINGS INC. 2021 Annual Meeting June 29, 2021 10:00 AM Eastern Time For holders as of April 30, 2021 Location: The Meeting will be held in virtual format only, live via the Internet. Please visit www.virtualshareholdermeeting.com/TPHS2021 to attend and be sure to have the control number (indicated below) available. Vote by June 28, 2021 11:59 PM ET TRINITY PLACE HOLDINGS INC. 340 MADISON AVENUE, SUITE 3C NEW YORK, NY 10173 D52240-P57148 You invested in TRINITY PLACE HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 29, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 29, 2021 10:00 AM EDT Vote Virtually at the Meeting: To vote during the Meeting go to www.virtualshareholdermeeting.com/TPHS2021. Have the control number that is printed in the box available and follow the instructions. Vote Before the Meeting by Internet: To vote now by internet, go to www.proxyvote.com. Have the control number that is printed in the box available and follow the instructions. *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D52241-P57148 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Alan Cohen For 1b. Matthew Messinger For 1c. Keith Pattiz For 2. Ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm for the year ending December 31, 2021. For 3. Approval of an amendment to the company’s 2015 Stock Incentive Plan to increase the number of shares available for awards by 1,500,000 shares. For 4. Approval, on an advisory basis, of the compensation of the company’s named executive officers. For 5. Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the company’s named executive officers. 3 Years NOTE: Such other business as may properly come before the meeting or any adjournment thereof.